Exhibit 99.2

Protect your brand.Grow your business.FirstQuarter 2025Investor Conference CallMay 13, 2025www.VerifyMe.com NASDAQ:VRME1

AgendaNASDAQ:VRME01Welcome & IntroductionsOperations and Strategic UpdateFinancial ReviewQ&AClosing Remarks0203www.VerifyMe.com 04052

Forward Looking StatementsIn addition to historical information, this presentation contains statements relating to revenueopportunities, anticipated revenue, profitability of the combined company, future business, financial performance, future catalysts and future events or developments, strategy, projected costs, prospects, plans, objectivesof management and future operations, future revenue, and expected market growth ofVerifyMe, Inc. together with its wholly owned subsidiary PeriShip Global LLC, ("VerifyMe," the "Company," "we," or "us") that may constitute "forward-looking statements" within the meaning ofthe "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "continue," "may," "should," "will," and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include our ability to regain compliance with the Nasdaq Listing Standards and maintain the listing of our securities on Nasdaq, our engagement in future acquisitions or strategic partnerships that increase our capital requirements or cause us to incur debt or assume contingent liabilities, our reliance on one key strategic partner for shipping services in our Precision Logistics segment, competition including by our key strategic partner, seasonal trends in our business, severe climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply-chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, our history of losses, our ability to use our net operating losses to offset future taxable income, the confusion of our name brand with other brands, the ability of our technology to work as anticipated and to successfully provide analytics logistics management, the ability of our strategic partners to integrate our solutions into their product offerings, our ability to manage our growth effectively, our ability to successfully develop and expand our sales and marketing capabilities, risks related to doing business outside of the U.S., intellectual property litigation, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, our reliance on third-party information technology service providers, our ability to respond to evolving laws related to information technology such as privacy laws, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, our ability to acquire new customers, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to comply with the continued listing standards of the Nasdaq Capital Market, and our ability to timely pay amounts due and comply with the covenants under our debt facilities.More detailed information about these factors may be found in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. Thestatements made herein speak only as of the date of this presentation. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-lookingstatements. The Company undertakes no obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.Market data and industry information used herein are based on our management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon managementsreview of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used hereininvolves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannotguarantee the accuracy or completeness of this information, and we have not independently verified this information. Projections, assumptions and estimates of our future performance and the future performance of theindustry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described, above. These and other factors could cause results to differ materially from thoseexpressed in our estimates and beliefs and in the estimates prepared by independent parties.Non-GAAP Financial MeasuresThis presentation includes non-GAAP financial information. This non-GAAP information is in addition to, not a substitute for or superior to, measures of financial performance or liquidity determined in accordance with GAAP. The Securities and Exchange Commission?s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure and requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained in this presentation and can also be found at our website at www.verifyme.com3NASDAQ:VRMEwww.VerifyMe.com

WelcomeAdam StedhamChief Executive Officer and Presidentwww.VerifyMe.com NASDAQ:VRME4

Overall Performance1?Q1 2025 VerifyMe Revenue down 22.6% versus Q1 2024?Q1 2025 Precision Logistics proactive services revenue 12.6% belowQ1 2024 ?Q1 2025 Precision Logistics premium services revenue 47.1% belowQ1 2024 (due to a single account insourcing that was announced Q2 of 2024) ?Q1 2025 Operating Expenses 28.3% below Q1 2024 operating expenses?Q1 2025 Precision Logistics proactive services gross margin has improved compared to Q1 2024Capital?Cash $5.7M at end of Q1 2025?Convertible note $0.8M of outstanding principal at end of Q1 2025Strategic Initiatives?Continuing efforts to expand revenue with directly contracted PeriShip customers?Continuing to optimize direct customer marketing and sales approach?Conversations with other freight handlers and third-party logistics companies?Working to integrate with e-commerce shopping carts?Continued conversations with both transformative and tuck-in potential acquisitions 32Strategic Snapshot5www.VerifyMe.com

Financialswww.VerifyMe.com NASDAQ:VRME?Q1 2025 Financial Highlights?Balance Sheet6

Q1 Financial HighlightsRevenue?Decline largely related to previously announced discontinued contract in Premium services?Proactive revenue decline primarily due to lower shipping volumes$4.5MNet Loss?Flat year over year($0.4M)$3.1MGross Profit?Continue to show improvements in Proactive Services margin %?Improvement more than offset by decline from previously announced discontinued higher margin Premium contract$1.5M33% (1) The term Adjusted EBITDA is a non-GAAP financial measure that the Company believes is useful to investors in evaluating its results. Adjusted EBITDA represents EBITDA (net loss before interest (income) expense, income tax expense (benefit), depreciation and amortization) plus non-cash stock compensation expense, severance expense, gain on derecognized liability, impairments, change in fair value of contingent consideration, and one-time professional expenses for acquisitions and divestiture. For a reconciliation of this non-GAAP financial measure to the most comparable GAAP equivalent, net loss, see the Non-GAAP Reconciliation along with related footnotes, in the Appendix to this presentation.7($0.6M)$0Adjusted EBITDA(1)www.VerifyMe.com

March 31, 2025(Unaudited)December 31, 2024AssetsCash and cash equivalents$5,707$2,823Accounts receivable and unbilled revenueIntangible assets & Goodwill1,5969,2353,3699,353Other assets557522Total Assets$17,095$16,067Current LiabilitiesAccounts payable, accruedexp, current lease exp and contingent considerationCurrent portion of debt$1,648-$3,739500Non-Current LiabilitiesLong term portion of debt & Convertible NoteOther long-term liabilities750541,475139Total Liabilities$2,452$5,853Total Stockholders' Equity$14,643$10,214Total Liabilities and Stockholders'$17,095$16,067Balance Sheet($ in thousands)8www.VerifyMe.com

9Q & A 9NASDAQ:VRMEwww.VerifyMe.com

10Appendixwww.VerifyMe.com

11Non-GAAP ReconciliationThis presentation includes both financial measures in accordance with U.S. generally accepted accounting principles ("GAAP"), as well as non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally included or excluded in the most directly comparable measure calculated and presented in accordance with GAAP. Non-GAAP financial measures should be viewed as supplemental to and should not be considered as alternatives to any other GAAP financial measures. They may not be indicative of the historical operating results of VerifyMe nor are they intended to be predictive of potential future results. Investors should not consider non-GAAP financial measures in isolation or as substitutes for performance measures calculated in accordance with GAAP.VerifyMe's management uses and relies on EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that both management and shareholders benefit from referring to EBITDA and Adjusted EBITDA in planning, forecasting and analyzing future periods. Additionally, the Company believes Adjusted EBIDTA is useful to investors to evaluate its results because it excludes certain items that are not directly related to the Company's core operating performance. In particular, with regard to our comparison of Adjusted EBITDA for the three months ended March 31, 2025, to the three months ended March 31, 2024, we believe that certain charges make a comparison of net loss less useful to investors than a comparison of Adjusted EBITDA in understanding the results of operations. The Company's management uses these non-GAAP financial measures in evaluating its financial and operational decision making and as a means to evaluate period-to-period comparison. The Company's management recognizes that EBITDA and Adjusted EBITDA, as non-GAAP financial measures, have inherent limitations because of the described excluded items.The Company defines EBITDA as net loss before interest (income) expense, income tax expense (benefit), and depreciation and amortization. Adjusted EBITDA represents EBITDA plus non-cash stock compensation expense, severance expense, gain on derecognized liability, impairments, change in fair value of contingent consideration, and one-time professional expenses for acquisitions and divestiture. VerifyMe believes EBITDA and Adjusted EBITDA are important measures of VerifyMe's operating performance because they allow management, investors and analysts to evaluate and assess VerifyMe's core operating results from period-to-period after removing the impact of items of a non-operational nature that affect comparability.A reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measure, net loss, calculated in accordance with GAAP is included in the table on the next slide. The Company believes that providing the non-GAAP financial measure, together with the reconciliation to GAAP, helps investors make comparisons between VerifyMe and other companies. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules as the presentation here may not be comparable to other similarly titled measures of other companies.www.VerifyMe.com

12Non-GAAP Reconciliation ? EBITDA and Adjusted EBITDA(In Thousands)www.VerifyMe.com 20252024Net Loss (GAAP)(571)$ (553)$ Interest (income) expense, net(22) 38$ Amortization and depreciation286 299$ Total EBITDA (Non-GAAP)(307)$ (216)$ Adjustments:Stock based compensation41 46$ Fair value of restricted stock and restricted stock units issued in exchange for services292 412$ Severance expense57 -$ Change in fair value of contingent consideration- (132)$ Gain on derecognized liability(100) Impairments- 4$ One-time professional expenses for acquisitions /divestiture17 -$ Total Adjusted EBITDA (Non-GAAP)-$ 114$ Three Months EndedMarch 31

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